UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 2, 2000
                Date of Report (Date of earliest event reported)


                            FRISBY TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     001-14005                 62-1411534
(State or other jurisdiction    (Commission File No.)         (IRS Employee
     of incorporation)                                    Identification Number)



                           3195 Centre Park Boulevard
                       Winston-Salem, North Carolina 27107
                     (Address of Principal Executive Office)

                                 (336) 784-7754
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     Frisby Technologies, Inc. (the "Company") announced on June 2, 2000 that it has completed a $4 million financing through a private placement. Investors participating in the private placement include MUSI Investment SA, a significant existing long-term investor in the Company; and Schoeller Textil AG, the Company's partner in Schoeller Frisby Technologies GmbH. The financing has taken the form of a unit consisting of one share of common stock and a five-year warrant priced with an exercise price of $7. Each unit is priced at $5.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


Item 7.  Financial Statements and Exhibits

          (c)     Exhibits:

                  99.01 Press Release dated June 2, 2000.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRISBY TECHNOLOGIES, INC.

Date:  June 15, 2000

                                   By: /s/ Gregory S. Frisby
                                       ---------------------
                                   Name:  Gregory S. Frisby
                                   Title:  President and Chief Executive Officer